                          AGREEMENT AND PLAN OF MERGER

                                       OF

                               TMP WORLDWIDE INC.,

                           WORLDWIDE CLASSIFIED INC.,

                           MCKELVEY ENTERPRISES, INC.

                                       AND

                    TELEPHONE MARKETING PROGRAMS INCORPORATED


          AGREEMENT AND PLAN OF MERGER made as of ____________ __, 1996, by and among TMP Worldwide Inc., a Delaware corporation ("TMP"), Worldwide Classified Inc., a Delaware corporation ("WCI"), McKelvey Enterprises, Inc., a New York corporation ("MEI"), Telephone Marketing Programs Incorporated, a Delaware corporation ("Newco"), and each of the stockholders set forth on Schedule I hereto that signs this Agreement (the "Stockholders").

                              W I T N E S S E T H:

          WHEREAS, the issued and outstanding capital stock of TMP, WCI, MEI and Newco consists of _______ shares of common stock, par value $.01 per share, of TMP ("TMP Common Stock"), _____ shares of common stock, par value $.01 per share, of WCI ("WCI Common Stock"), ___ shares of common stock, par value $.001 per share, of MEI ("MEI Common Stock"), _______ shares of 10.5% Cumulative Preferred Stock, par value $10.00 per share, of MEI ("Preferred Stock"), and 1 share of Class B common stock, par value $.001 per share, of Newco ("Newco Class B Common Stock"), respectively;

          WHEREAS, the Stockholders own issued and outstanding shares of capital stock of TMP, WCI, MEI and Newco;

          WHEREAS, one of the Stockholders (the "Interactive Stockholder") owns 10 shares of the issued and outstanding common stock, par value $.01 per share, of TMP Interactive Inc., a Delaware corporation ("Interactive");

          WHEREAS, the Stockholders desire that (i) TMP merge with and into MEI,
(ii) WCI thereupon merge with and into MEI and (iii) MEI thereupon merge with and into Newco (collectively, the "Mergers");

          WHEREAS, the Stockholders desire that upon consummation of the Mergers, the Interactive Stockholder exchange the 10 shares of the issued and outstanding common stock, par value $.01 per share, of Interactive ("Interactive Common Stock") owned by him for shares of common stock, par value $.001 per share, of Newco (the "Exchange"); and

          WHEREAS, the respective Boards of Directors of TMP, WCI, MEI and Newco deem it advisable and in the best interests of each such corporation that the Mergers and the Exchange be effected.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree, subject to the terms and conditions set forth herein and in the General Corporation Law of the State of Delaware and the Business Corporation Law of the State of New York, as follows:

                                    ARTICLE I

                            THE MERGERS AND EXCHANGE

     SECTION 1.01. THE MERGERS AND EXCHANGE. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "GCL") and the New York Business Corporation Law (the "BCL"), the Mergers shall occur in the following sequence at the Effective Time (as hereinafter defined): (i) TMP shall be merged with and into MEI,
(ii) thereupon WCI shall be merged with and into MEI, and (iii) thereupon MEI shall merge with and into Newco. Following the Mergers, the separate corporate existence of TMP, WCI and MEI shall cease and Newco shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of TMP, WCI and MEI in accordance with the GCL and the BCL. At the Effective Time, immediately following the consummation of the Mergers, the Exchange shall occur.

     SECTION 1.02. CLOSING. The closing of the Mergers and the Exchange will take place at 10:00 a.m. on a date to be specified by TMP, WCI and MEI, which may be on, but shall be no later than, the third business day after the day on which there shall have been satisfaction or waiver of the conditions set forth in Articles VIII, IX, X and XI (the "Closing Date"), at the offices of Newco, 1633 Broadway, New York, New York 10019, unless another date or place is agreed to in writing by the parties hereto.

     SECTION 1.03. EFFECTIVE TIME. On the Closing Date, or as soon as practicable thereafter, the parties shall file certificates of merger or other appropriate documents (in any such case, a "Certificate of Merger") executed in accordance with the relevant provisions of the GCL and the BCL, as applicable, and shall make all other filings or recordings required under the GCL and the BCL. The Mergers shall become effective at such time as the Certificate of Merger reflecting the Merger of MEI into Newco is duly filed with the Delaware Secretary of State or at such other time as TMP, WCI, MEI and Newco shall agree should be specified in that Certificate of Merger (the time the Mergers become effective being the "Effective Time").

     SECTION 1.04. EFFECTS OF THE MERGER. The Mergers shall have the effects set forth in Section 259 of the GCL and Section 906 of the BCL, as applicable.

     SECTION 1.05.  CERTIFICATE OF INCORPORATION AND BYLAWS.
     (a) The certificate of incorporation of Newco as in effect immediately prior to the Effective Time, as amended by this Agreement, shall be the certificate of incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law. The certificate of incorporation of Newco is hereby amended effective as of the Effective Time by striking ARTICLE I in its entirety and replacing therefor:

                                   "ARTICLE I

                                      NAME

     The name of the Corporation is TMP Worldwide Inc. (the
     "Corporation")."

     (b) The Bylaws of Newco as in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, until thereafter changed or amended as provided therein or by law.

     SECTION 1.06. DIRECTORS AND OFFICERS. The directors and officers of Newco immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II

                  EFFECT OF THE MERGER ON THE CAPITAL STOCK OF
         TMP, WCI, MEI AND NEWCO; EXCHANGE OF CERTIFICATES; THE EXCHANGE

     SECTION 2.01. EFFECT ON CAPITAL STOCK. As of the Effective Time, by virtue of the Mergers and without any action on the part of any holder of TMP Common Stock, WCI Common Stock, MEI Common Stock or Preferred Stock, or Newco Class B Common Stock:

     (a) CAPITAL STOCK OF TMP. As of the Effective Time, each then outstanding share of TMP Common Stock shall automatically be converted into approximately _____ shares of common stock, par value $.001 per share, of MEI (the shares of MEI common stock into which outstanding shares of TMP Common Stock and WCI Common Stock are converted, as provided for herein, are referred to herein as the "MEI Exchange Stock"), as more specifically set forth opposite the name of each holder of TMP Common Stock on Schedule I, and each then outstanding share of TMP Common Stock shall thereupon be canceled and retired and no additional consideration shall be delivered therefor. As of the Effective Time, each then outstanding option to purchase a share of TMP Common Stock under TMP's 1996 Stock Option Plan and TMP's 1996 Stock Option Plan for Non-Employee Directors, whether or not then exercisable, shall automatically be converted into an option to purchase approximately ____ shares of MEI Exchange Stock on the same terms and conditions applicable prior to the Effective Date except as otherwise expressly provided on Schedule II, as more specifically set forth opposite the name of each option holder on Schedule II, and each then outstanding option to purchase shares of TMP Common Stock under TMP's 1996 Stock Option Plan and TMP's 1996 Stock Option Plan for Non-Employee Directors shall thereupon be canceled and retired and no additional consideration shall be delivered therefor. As of the Effective Time, the outstanding warrant of BNY Financial Corporation to purchase shares of TMP Common Stock granted pursuant to the Warrant Agreement of October 13, 1993, as amended, shall automatically be converted into a warrant to purchase shares of MEI Exchange Stock on the same terms and conditions applicable prior to the Effective Date except as otherwise expressly provided on
Schedule II, and the outstanding warrant of BNY Financial Corporation to purchase shares of TMP Common Stock shall thereupon be canceled and retired and no additional consideration shall be delivered therefor. Without limiting the effect of the Mergers or the provisions of Section 1.04 hereof, as of the Effective Time TMP's 1996 Stock Option Plan and 1996 Stock Option Plan for Non-Employee Directors will each by virtue of the Mergers be assumed and adopted as a stock option plan of MEI, adjusted to reflect the numbers of shares and option exercise prices set forth on Schedule II. Each share of capital stock of TMP held in the treasury of TMP shall be canceled and retired and cease to exist without any conversion thereof. No certificates representing fractional shares of MEI common stock, par value $.001 per share, shall be issued upon any of the foregoing conversions.

     (b)  CAPITAL STOCK OF WCI.  Upon the conversions specified in subsection
(a) above, each then outstanding share of WCI Common Stock shall be converted into approximately _____ shares of MEI Exchange Stock, as more specifically set forth opposite the name of each holder of WCI Common Stock on Schedule I, and each then outstanding share of WCI Common Stock shall thereupon be canceled and retired and no additional consideration shall be delivered therefor. Upon the conversions specified in subsection (a) above, each share of capital stock of WCI held in the treasury of WCI shall be canceled and retired and cease to exist without any conversion thereof. No certificates representing fractional shares of MEI common stock, par value $.001 per share, shall be issued upon any of the foregoing conversions.

     (c)  CAPITAL STOCK OF MEI.  Upon the conversions specified in subsections
(a) and (b) above, each then outstanding share of MEI Common Stock and MEI Exchange Stock held and beneficially owned by persons or entities other than Andrew J. McKelvey ("AJM") shall be converted into approximately ____ shares of common stock, par value $.001 per share, of Newco (collectively, the "Newco Exchange Stock"), and each then outstanding share of MEI Common Stock and MEI Exchange Stock beneficially owned by AJM shall be converted into approximately ___ shares of Class B common stock, $.001 par value, of Newco (collectively, the "Newco Class B Exchange Stock"), and each then outstanding share of Preferred Stock shall be converted into approximately ____ shares of 10.5% Cumulative Preferred Stock, par value $10.00 per share, of Newco (collectively, the "Newco Preferred Stock"), in each case as more specifically set forth opposite the name of each holder of MEI Common Stock and MEI Exchange Stock on Schedule I, and each then outstanding share of MEI Common Stock, MEI Exchange Stock and Preferred Stock shall thereupon be canceled and retired and no additional consideration shall be delivered therefor. Upon the conversions specified in subsections (a) and (b) above, each then outstanding option to purchase a share of MEI Exchange Stock under TMP's 1996 Stock Option Plan and 1996 Stock Option Plan for Non-Employee Directors resulting from the conversions specified in subsection (a) above shall automatically be converted into an option to purchase approximately ____ shares of Newco Exchange Stock on the same terms and conditions applicable upon the conversions specified in subsection (a) above except as otherwise expressly provided on Schedule II, as more specifically set forth opposite the name of each option holder on Schedule II, and each then outstanding option to purchase shares of MEI Exchange Stock under TMP's 1996 Stock Option Plan and 1996 Stock Option Plan for Non-Employee Directors resulting from the conversions specified in subsection (a) above shall thereupon be canceled and retired and no additional consideration shall be delivered therefor. Upon the conversions specified in subsections (a) and (b) above, the outstanding warrant of BNY Financial Corporation to purchase shares of MEI Exchange Stock granted pursuant to the Warrant Agreement of October 13, 1993, as amended, resulting from the conversions specified in subsection (a) above shall automatically be converted into a warrant to purchase shares of Newco Exchange Stock on the same terms and conditions applicable upon the conversion specified in subsection (a) above except as otherwise expressly provided on Schedule II, and the outstanding warrant of BNY Financial Corporation to purchase shares of MEI Exchange Stock resulting from the conversions specified in subsection (a) above shall thereupon be canceled and retired and no additional consideration shall be delivered therefor. Without limiting the effect of the Mergers or the provisions of
Section 1.04 hereof, TMP's 1996 Stock Option Plan and 1996 Stock Option Plan for Non-Employee Directors will each by virtue of the Mergers be assumed and adopted as a stock option plan of Newco, adjusted to reflect the numbers of shares and option exercise prices set forth on Schedule II. Upon the conversions specified in subsections (a) and (b) above, each share of capital stock of MEI held in the treasury of MEI shall be canceled and retired and cease to exist without any conversion thereof. No certificates representing fractional shares of common stock, par value $.001 per share, of Newco, or of Class B common stock, par value $.001 per share, of Newco, or of 10.5%

Cumulative Preferred Stock, par value $10.00 per share, of Newco, shall be issued upon any of the foregoing conversions.

     (d)  CAPITAL STOCK OF NEWCO.  Upon the conversions specified in subsections
(a), (b) and (c) above, the 1 then outstanding share of Newco Class B Common Stock shall remain outstanding as 1 outstanding share of Class B Common Stock of Newco, the Surviving Corporation, as more specifically set forth on Schedule I.

     (e) THE EXCHANGE. Upon the conversions specified in subsections (a), (b) and (c) above, the 10 then outstanding shares of Interactive Common Stock shall be exchanged by the Interactive Stockholder for the number of shares of Newco Exchange Stock set forth opposite the name of the Interactive Stockholder on
Schedule I. The Interactive Stockholder shall deliver the certificate for the 10 shares of Interactive Common Stock owned by him duly endorsed for transfer or accompanied by a duly executed stock power.

     (f) SHARES OF DISSENTING STOCKHOLDERS. Notwithstanding anything in this Agreement to the contrary, any issued and outstanding shares of TMP Common Stock, WCI Common Stock, MEI Common Stock or Preferred Stock held by a person (a "Dissenting Stockholder") who objects to the Mergers and complies with all the provisions of Delaware law or New York law, as applicable, concerning the right of holders of TMP Common Stock, WCI Common Stock, MEI Common Stock or Preferred Stock to dissent from the Mergers and require appraisal of their shares of TMP Common Stock, WCI Common Stock, MEI Common Stock or Preferred Stock ("Dissenting Shares") shall not be converted as described in Section 2.01(a), (b) or (c), as applicable, but shall become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the laws of the State of Delaware or the State of New York, as applicable. If, after the Effective Time, such

Dissenting Stockholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal, in any case pursuant to the GCL or BCL, as applicable, his shares of TMP Common Stock, WCI Common Stock, MEI Common Stock or Preferred Stock, as applicable, shall be deemed canceled and retired as of the Effective Time and such Dissenting Stockholder shall receive the shares of MEI Exchange Stock, Newco Exchange Stock, Newco Class B Exchange Stock or Newco Preferred Stock, as applicable, set forth opposite his name on Schedule I. If required pursuant to the terms of this Section, Newco shall take all lawful action necessary to make the appropriate cash payments, if any, to holders of Dissenting Shares.

     SECTION 2.02.  EXCHANGE OF CERTIFICATES.

     (a) Newco shall act as exchange agent in connection with the Mergers and the Exchange. At or prior to the Closing Date, holders of TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock shall have delivered certificates representing such TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock to Newco. Upon delivery to Newco of certificates representing TMP Common Stock and WCI Common Stock, Newco shall cancel and retire such certificates and issue to the holders thereof the shares of MEI Exchange Stock to which they are entitled as a result of the Mergers as specified on Schedule I. Holders of MEI Exchange Stock shall immediately deliver such shares to Newco. Upon delivery to Newco of certificates representing MEI Exchange Stock, MEI Common Stock and Preferred Stock, Newco shall cancel and retire such certificates and issue to the holders thereof the shares of Newco Exchange Stock, Newco Class B Exchange Stock and Newco Preferred Stock to which they are entitled as a result of the Mergers as specified on
Schedule I.  Upon delivery to Newco of certificates
representing Interactive Common Stock in accordance with Section 2.01(e), Newco shall become the owner of those shares and shall issue to the Interactive Stockholder the shares of Newco Exchange Stock to which he is entitled as a result of the Exchange as specified on Schedule I.

     (b) NO FURTHER OWNERSHIP RIGHTS IN STOCK. All shares of Newco Exchange Stock, Newco Class B Exchange Stock and Newco Preferred Stock issued upon the surrender of TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock and MEI Exchange Stock in accordance with the terms of this Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock and MEI Exchange Stock, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock which were outstanding immediately prior to the Effective Time or MEI Exchange Stock which were outstanding at the Effective Time in accordance with this Agreement. If, after the Effective Time, TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock or MEI Exchange Stock is presented to the Surviving Corporation or the exchange agent for any reason, such stock shall be canceled and retired and MEI Exchange Stock, Newco Common Stock or Newco Preferred Stock, as the case may be, shall be exchanged as provided in this Article II, except as otherwise provided by law. Until shares of TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock and MEI Exchange Stock are surrendered for conversion, all such shares shall, by virtue of the Mergers, be deemed for all purposes to evidence ownership of the number of shares of Newco Exchange Stock, Newco Class B Exchange Stock or Newco Preferred

Stock, as the case may be, to which the holder (or, in the case of AJM, the beneficial owner) of TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock and MEI Exchange Stock would be entitled upon full conversion as though all conversions applicable to those shares pursuant to the Mergers had taken place, except as otherwise required by law. All shares of Newco Exchange Stock issued to the Interactive Stockholder upon the surrender of the 10 shares of Interactive Common Stock owned by him in accordance with the terms of this
Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to those shares of Interactive Common Stock. If, after the Effective Time, all or part of the 10 shares of Interactive Common Stock owned prior to the Effective Date by the Interactive Stockholder are presented to the Surviving Corporation or the exchange agent or Interactive for any reason, Newco shall become the owner of those shares and shall issue to the Interactive Stockholder the shares of Newco Exchange Stock to which he is entitled as a result of the Exchange as specified on Schedule I. Until the 10 shares of Interactive Common Stock held by the Interactive Stockholder prior to the Effective Date are surrendered for exchange, all such shares shall, by virtue of the Exchange, be deemed for all purposes to evidence ownership of the number of shares of Newco Exchange Stock to which the Interactive Stockholder would be entitled upon their exchange pursuant to the Exchange.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDERS

     The Stockholders hereby represent and warrant severally, and not jointly, to TMP, WCI, MEI and Newco that:

     SECTION 3.01. STOCK OWNERSHIP. Each Stockholder owns, of record and beneficially, all of the TMP Common Stock, WCI Common Stock, MEI Common Stock and Preferred Stock, Newco Class B Common Stock and Interactive Common Stock set forth opposite such Stockholder's name on Schedule I.

     SECTION 3.02. AUTHORITY. Each Stockholder has full capacity to enter into this Agreement and this Agreement is a legal, valid and binding obligation of each Stockholder and is enforceable against such Stockholder in accordance with its terms and conditions.

     SECTION 3.03. INVESTMENT INTENT. Each Stockholder understands and acknowledges that the MEI Exchange Stock, Newco Exchange Stock, Newco Class B Exchange Stock and Newco Preferred Stock are being offered to the Stockholders in reliance by TMP, WCI, MEI and Newco upon the exemption provided in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), from the registration requirements of the Securities Act; and each Stockholder makes the following representations and warranties with the intent that the same may be relied upon in determining the suitability of each Stockholder as a purchaser of securities:

     (a) MEI Exchange Stock, Newco Exchange Stock, Newco Class B Exchange Stock and Newco Preferred Stock, as the case may be, is being acquired solely for the account of each Stockholder, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the MEI Exchange Stock, Newco Exchange Stock, Newco Class B Exchange Stock and Newco Preferred Stock, as the case may be.

     (b) Each Stockholder is knowledgeable and experienced in making and evaluating investments of this nature and desires that the Mergers and the Exchange be effected on the terms and conditions set forth herein.

     (c) Each Stockholder is able to bear the economic risk of an investment in the MEI Exchange Stock, Newco Exchange Stock, Newco Class B Exchange Stock and Newco Preferred Stock, as the case may be.

     (d) Each Stockholder has had the opportunity to ask questions of and receive answers from TMP, WCI, MEI, Newco and Interactive concerning the Mergers and the Exchange. Notwithstanding the foregoing, however, each Stockholder is entering into this Agreement based solely on such Stockholder's evaluation of the Mergers and the Exchange.

     SECTION 3.04. LEGEND. Each Stockholder agrees that the certificates evidencing the stock acquired pursuant to this Agreement will have a legend placed thereon stating that the shares represented by such certificates have not been registered under the Securities Act or any state securities laws and setting forth or referring to the restrictions on transferability.

     SECTION 3.05. INDEMNIFICATION. Each Stockholder agrees to defend and hold TMP, WCI, MEI, Newco and each other Stockholder harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that any of them shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by such Stockholder to perform any of its representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by such Stockholder under this Agreement.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF TMP

     TMP represents and warrants to WCI, MEI, Newco and the Stockholders that:

     SECTION 4.01. ORGANIZATION. TMP is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has all necessary corporate power to own its properties and to carry on its business as presently conducted.

     SECTION 4.02. CAPITAL. The authorized capital stock of TMP consists of 1,000,000 shares of common stock, par value $.01 per share, of which _______ shares are currently issued and outstanding.

     SECTION 4.03. AUTHORITY. The Board of Directors of TMP has authorized the execution of this Agreement and the transactions contemplated hereby, and TMP has full power and authority to execute, deliver and perform this Agreement and this Agreement is a legal, valid and binding obligation of TMP, and is enforceable against TMP in accordance with its terms and conditions, subject to the approval of its stockholders. TMP shall submit this Agreement to the stockholders of TMP entitled to vote thereon in accordance with the GCL and TMP's certificate of incorporation and bylaws.

     SECTION 4.04. INDEMNIFICATION. TMP agrees to indemnify, defend and hold WCI, MEI, Newco and the Stockholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that any of them shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by TMP to perform any of its representations, warranties, covenants and agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by TMP under this Agreement.

                                    ARTICLE V

                      REPRESENTATIONS AND WARRANTIES OF WCI

     WCI represents and warrants to TMP, MEI, Newco and the Stockholders that:

     SECTION 5.01. ORGANIZATION. WCI is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has all necessary corporate power to own its properties and to carry on its business as presently conducted.

     SECTION 5.02. CAPITAL. The authorized capital stock of WCI consists of 1,000,000 shares of common stock, par value $.01 per share, of which _____ shares are currently issued and outstanding.

     SECTION 5.03. AUTHORITY. The Board of Directors of WCI has authorized the execution of this Agreement and the transactions contemplated hereby, and WCI has full power and authority to execute, deliver and perform this Agreement and this Agreement is a legal, valid and binding obligation of WCI, and is enforceable against WCI in accordance with its terms and conditions, subject to the approval of its stockholders. WCI shall submit this Agreement to the stockholders of WCI entitled to vote thereon in accordance with the GCL and WCI's certificate of incorporation and bylaws.

     SECTION 5.04. INDEMNIFICATION. WCI agrees to indemnify, defend and hold TMP, MEI, Newco and the Stockholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that any of them shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by WCI to perform any of its representations, warranties, covenants and agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by WCI under this Agreement.


                                   ARTICLE VI

                      REPRESENTATIONS AND WARRANTIES OF MEI

     MEI represents and warrants to TMP, WCI, Newco and the Stockholders that:

     SECTION 6.01. ORGANIZATION. MEI is a corporation duly organized, validly existing, and in good standing under the laws of New York and has all necessary corporate power to own its properties and to carry on its business as presently conducted.

     SECTION 6.02. CAPITAL. The authorized capital stock of MEI consists of 200,000 shares of 10.5% Cumulative Preferred Stock, par value $10.00 per share, of which _____ shares are currently issued and outstanding, and 2,000,000 shares of common stock, par value $.001 per share, of which ________ shares are currently issued and outstanding. The MEI Exchange Stock to be issued in the Mergers is duly authorized, validly existing and, upon issuance in accordance with the terms of this Agreement, will be fully paid and nonassessable.

     SECTION 6.03. AUTHORITY. The Board of Directors of MEI has authorized the execution of this Agreement and the transactions contemplated hereby, and MEI has full power and authority to execute, deliver and perform this Agreement and this Agreement is a legal, valid and binding obligation of MEI, and is enforceable against MEI in accordance with its terms and conditions, subject to the approval of its stockholders. MEI shall submit this Agreement to the stockholders of MEI entitled to vote thereon in accordance with the BCL and MEI's certificate of incorporation and bylaws.

     SECTION 6.04. INDEMNIFICATION. MEI agrees to indemnify, defend and hold TMP, WCI, Newco and the Stockholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that any of them shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by MEI to perform any of its representations, warranties, covenants and agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by MEI under this Agreement.


                                   ARTICLE VII

                     REPRESENTATIONS AND WARRANTIES OF NEWCO

     Newco represents and warrants to TMP, WCI, MEI and the Stockholders that:

     SECTION 7.01. ORGANIZATION. Newco is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has all necessary corporate power to own its properties and to carry on its business as presently conducted.

     SECTION 7.02. CAPITAL. The authorized capital stock of Newco consists of 200,000,000 shares of common stock, par value $.001 per share, no shares of which are currently issued and outstanding, 39,000,000 shares of Class B common stock, par value $.001 per share, of which one share is currently issued and outstanding, 200,000 shares of

10.5% Cumulative Preferred Stock, par value $10.00 per share, no shares of which are currently issued and outstanding, and 800,000 shares of preferred stock, par value $.001 per share, no shares of which are currently issued and outstanding. The Newco Exchange Stock, the Newco Class B Exchange Stock and the Newco Preferred Stock to be issued in the Mergers are duly authorized, validly existing and, upon issuance in accordance with the terms of this Agreement, will be fully paid and nonassessable.

     SECTION 7.03. AUTHORITY. The Board of Directors of Newco has authorized the execution of this Agreement and the transactions contemplated hereby, and Newco has full power and authority to execute, deliver and perform this Agreement and this Agreement is a legal, valid and binding obligation of Newco, and is enforceable against Newco in accordance with its terms and conditions, subject to the approval of its stockholders. Newco shall submit this Agreement to the stockholders of Newco entitled to vote thereon in accordance with the GCL and Newco's certificate of incorporation and bylaws.

     SECTION 7.04. INDEMNIFICATION. Newco agrees to indemnify, defend and hold TMP, WCI, MEI and the Stockholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that any of them shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by Newco to perform any of its representations, warranties, covenants and agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Newco under this Agreement.


                                  ARTICLE VIII

                    CONDITIONS PRECEDENT TO TMP'S PERFORMANCE

     SECTION 8.01. CONDITIONS. TMP's obligations hereunder shall be subject to the satisfaction, on or before the Closing Date, of all the conditions set forth in this Article VIII. TMP may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by TMP of any other condition of or any of TMP's other rights or remedies, at law or in equity, if WCI, MEI, Newco or the Stockholders shall be in default of any of their respective representations, warranties or covenants under this Agreement.

     SECTION 8.02. ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by WCI, MEI, Newco and the Stockholders in this Agreement or in any written statement that shall be delivered to TMP by WCI, MEI, Newco or the Stockholders under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     SECTION 8.03. PERFORMANCE. WCI, MEI, Newco and the Stockholders shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     SECTION 8.04. ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to their consummation, shall have been instituted or threatened against WCI, MEI, Newco or the Stockholders (or any of them) on or before the Closing Date.

     Section 8.05. STOCKHOLDER APPROVAL. The stockholders of each of TMP, WCI, MEI and Newco shall have duly approved and adopted this Agreement by the votes or consents of stockholders, if any, required by the applicable provisions of the GCL or BCL, as the case may be.

     SECTION 8.06. CLOSING CERTIFICATE. Each of WCI, MEI, Newco and each Stockholder shall have delivered to TMP a certificate, dated the Closing Date, certifying that each of the conditions specified in Sections 8.02, 8.03, 8.04 and 8.05 hereof have been fulfilled.


                                   ARTICLE IX

                    CONDITIONS PRECEDENT TO WCI'S PERFORMANCE

     SECTION 9.01. CONDITIONS. WCI's obligations hereunder shall be subject to the satisfaction, on or before the Closing Date, of all the conditions set forth in this Article IX. WCI may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by WCI of any other condition of or any of WCI's other rights or remedies, at law or in equity, if TMP, MEI, Newco or the Stockholders shall be in default of any of their respective representations, warranties or covenants under this Agreement.

     SECTION 9.02. ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by TMP, MEI, Newco and the Stockholders in this Agreement or in any written statement that shall be delivered to WCI by TMP, MEI, Newco or the Stockholders under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     SECTION 9.03. PERFORMANCE. TMP, MEI, Newco and the Stockholders shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     SECTION 9.04. ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to their consummation, shall have been instituted or threatened against TMP, MEI, Newco or the Stockholders (or any of them) on or before the Closing Date.

     SECTION 9.05. STOCKHOLDER APPROVAL. The stockholders of each of TMP, WCI, MEI and Newco shall have duly approved and adopted this Agreement by the votes or consents of stockholders, if any, required by the applicable provisions of the GCL or BCL, as the case may be.

     SECTION 9.06. CLOSING CERTIFICATE. Each of TMP, MEI, Newco and each Stockholder shall have delivered to WCI a certificate, dated the Closing Date, certifying that each of the conditions specified in Sections 9.02, 9.03, 9.04 and 9.05 hereof have been fulfilled.


                                    ARTICLE X

                    CONDITIONS PRECEDENT TO MEI'S PERFORMANCE

     SECTION 10.01. CONDITIONS. MEI's obligations hereunder shall be subject to the satisfaction, on or before the Closing Date, of all the conditions set forth in this Article X. MEI may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by MEI of any other condition of or any of MEI's other rights or remedies, at law or in equity, if TMP,

WCI, Newco or the Stockholders shall be in default of any of their respective representations, warranties or covenants under this Agreement.

     SECTION 10.02. ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by TMP, WCI, Newco and the Stockholders in this Agreement or in any written statement that shall be delivered to MEI by TMP, WCI, Newco or the Stockholders under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     SECTION 10.03. PERFORMANCE. TMP, WCI, Newco and the Stockholders shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     SECTION 10.04. ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to their consummation, shall have been instituted or threatened against TMP, WCI, Newco or the Stockholders (or any of them) on or before the Closing Date.

     SECTION 10.05. STOCKHOLDER APPROVAL. The stockholders of each of TMP, WCI, MEI and Newco shall have duly approved and adopted this Agreement by the votes or consents of stockholders, if any, required by the applicable provisions of the GCL or BCL, as the case may be.

     SECTION 10.06. CLOSING CERTIFICATE. Each of TMP, WCI, Newco and each Stockholder shall have delivered to MEI a certificate, dated the Closing Date, certifying that each of the conditions specified in Sections 10.02, 10.03, 10.04 and 10.05 hereof have been fulfilled.

                                   ARTICLE XI

                   CONDITIONS PRECEDENT TO NEWCO'S PERFORMANCE

     SECTION 11.01. CONDITIONS. Newco's obligations hereunder shall be subject to the satisfaction, on or before the Closing Date, of all the conditions set forth in this Article XI. Newco may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Newco of any other condition of or any of Newco's other rights or remedies, at law or in equity, if TMP, WCI, MEI or the Stockholders shall be in default of any of their respective representations, warranties or covenants under this Agreement.

     SECTION 11.02. ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by TMP, WCI, MEI and the Stockholders in this Agreement or in any written statement that shall be delivered to Newco by TMP, WCI, MEI or the Stockholders under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     SECTION 11.03. PERFORMANCE. TMP, WCI, MEI and the Stockholders shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     SECTION 11.04. ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to their consummation, shall have been instituted or threatened against TMP, WCI, MEI or the Stockholders (or any of them) on or before the Closing Date.

     SECTION 11.05. STOCKHOLDER APPROVAL. The stockholders of each of TMP, WCI, MEI and Newco shall have duly approved and adopted this Agreement by the votes or consents of stockholders, if any, required by the applicable provisions of the GCL or BCL, as the case may be.

     SECTION 11.06. CLOSING CERTIFICATE. Each of TMP, WCI, MEI and each Stockholder shall have delivered to Newco a certificate, dated the Closing Date, certifying that each of the conditions specified in Sections 11.02, 11.03, 11.04 and 11.05 hereof have been fulfilled.


                                   ARTICLE XII

                             CONDITIONS PRECEDENT TO
                          THE STOCKHOLDERS' PERFORMANCE

     SECTION 12.01. CONDITIONS. The Stockholders' obligations hereunder shall be subject to the satisfaction, on or before the Closing Date, of all the conditions set forth in this Article XII. The Stockholders may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Stockholders of any other condition of or any of the Stockholders' rights or remedies, at law or in equity, if TMP, WCI, MEI and Newco shall be in default of any of their representations, warranties or covenants under this Agreement.

     SECTION 12.02. ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by TMP, WCI, MEI and Newco in this Agreement or in any written statement that shall be delivered to the Stockholders by WCI, TMP, MEI and Newco under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     SECTION 12.03. PERFORMANCE. TMP, WCI, MEI and Newco shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     SECTION 12.04. ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to their consummation, shall have been instituted or threatened against TMP, WCI, MEI or Newco on or before the Closing Date.

     SECTION 12.05. STOCKHOLDER APPROVAL. The stockholders of each of TMP, WCI, MEI and Newco shall have duly approved and adopted this Agreement by the votes or consents of stockholders, if any, required by the applicable provisions of the GCL or BCL, as the case may be.

     SECTION 12.06. CLOSING CERTIFICATE. Each of WCI, TMP, MEI and Newco shall have delivered to the Stockholders a certificate, dated the Closing Date and signed by the president of each of TMP, WCI, MEI and Newco certifying that each of the conditions specified in Sections 12.02, 12.03, 12.04 and 12.05 have been fulfilled.


                                  ARTICLE XIII

                                  MISCELLANEOUS

     SECTION 13.01. CAPTIONS AND HEADINGS. The Articles and Section headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     SECTION 13.02. NO ORAL CHANGE. This Agreement and any provisions hereof may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     SECTION 13.03. NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     SECTION 13.04. ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding among the parties hereto with respect to its subject matter, and supersedes all prior agreements and understandings with respect to its subject matter.

     SECTION 13.05. CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

     SECTION 13.06. TAX EFFECTS. The applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other relevant authorities will apply to the Mergers. The mergers of WCI with and into MEI, and MEI with and into

Newco, shall under current law, constitute tax-free reorganizations under
Section 368(a) of the Code. WCI and MEI will both be parties to their reorganization, and MEI and Newco will both be parties to their reorganization, within the meaning of Section 368(b) of the Code. The merger of TMP with and into MEI shall constitute a liquidation of a subsidiary into its parent, which under current law, is a tax-free liquidation under Section 332 of the Code. No gain or loss shall be recognized on the receipt by the parent corporation of property distributed in complete liquidation of its subsidiary.

     Section 13.07. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 13.08. NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows (or such other address with respect to any party as shall be provided in writing by such party to the other parties hereto):

     TMP, WCI, MEI or NEWCO:


          TMP Worldwide Inc.
          1633 Broadway
          New York, New York  10019
          Attention:     Mr. Andrew J. McKelvey
                         Myron F. Olesnyckyj, Esq.

     WITH A COPY TO:

          Fulbright & Jaworski L.L.P.
          666 Fifth Avenue
          New York, New York  10103
          Attention:     Paul Jacobs, Esq.

     THE STOCKHOLDERS:

          to each Stockholder, respectively, in care of TMP.

     SECTION 13.09. BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and permitted assigns, if any, of each of the parties to this Agreement who have executed the same.

     SECTION 13.10. MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein. Without limiting the foregoing, if at any time after the Effective Date the Surviving Corporation shall consider it to be advisable that any further conveyances, agreements, documents, instruments and assurances of law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers, licenses and franchises of TMP, WCI or MEI or otherwise to carry out the provisions of this Agreement, the officers of TMP, WCI or MEI last in office shall execute and deliver, upon the Surviving Corporation's request, any and all proper conveyances, agreements, documents, instruments and assurances of law, and do all things necessary or proper to vest, perfect, or confirm title to such property, rights, privileges, powers, licenses and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

     SECTION 13.11. CONTRACTUAL OBLIGATIONS; MISCELLANEOUS. Without in any way limiting the effect of the Mergers, it is understood and agreed that any contractual rights, obligations and restrictions applicable to or relating to any shares of, or any holders of shares of, TMP Common Stock, WCI Common Stock, MEI Common Stock or Preferred Stock or MEI Exchange Stock shall remain in full force and effect as to the applicable shares of, or to the applicable holder of shares of, Newco Exchange Stock, Newco Class B Common Stock or Newco Preferred Stock issuable or issued upon conversion of any shares of TMP Common Stock, WCI Common Stock, MEI Common Stock or Preferred Stock or MEI Exchange Stock, including but not limited to the rights, obligations and restrictions arising under that certain TMP Stockholders' Agreement effective as of January 1, 1992. It is understood and agreed that unless otherwise agreed to in writing by Newco and AJM, no person or entity other than AJM, whether or not such person or entity is specifically named in this Agreement or in the Schedules, shall be entitled to convert or exchange their securities of, or rights, options or warrants to acquire securities of, any of TMP, WCI or MEI into shares of, or rights, options or warrants to acquire shares of, Class B common stock, par value $.01 per share, of Newco. Without limiting the generality of the foregoing, it is understood that any rights, options or warrants to purchase common stock of any of TMP, WCI or MEI which are not specifically dealt with in this Agreement or in the Schedules but survive the Merger by operation of law, if any, shall mean and be rights, options or warrants to purchase common stock, par value $.001 per share, of Newco.

     SECTION 13.12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing Date irrespective of any investigation made by or on behalf of any party.

     AGREED TO AND ACCEPTED as of the date first above written.

                                        TMP WORLDWIDE INC.



                                        By:
                                            --------------------------------
                                            Name:
                                            Title:


                                        WORLDWIDE CLASSIFIED INC.



                                        By:
                                            --------------------------------
                                            Name:
                                            Title:

                                        MCKELVEY ENTERPRISES, INC.



                                        By:
                                            --------------------------------
                                            Name:
                                            Title:


                                        TELEPHONE MARKETING PROGRAMS
                                        INCORPORATED



                                        By:
                                            --------------------------------
                                            Andrew J. McKelvey, President



                                        ------------------------------------
                                        Andrew J. McKelvey

                                        ------------------------------------
                                        Edward C. Albertson



                                        ------------------------------------
                                        Mark O. Brown

                                        BTD ACQUISITION, INC.



                                        By:
                                            --------------------------------
                                            Name:
                                            Title:



                                        ------------------------------------
                                        Alfred M. Cady, III



                                        ------------------------------------
                                        Paul M. Camara



                                        ------------------------------------
                                        Gerda L. Carlson



                                        ------------------------------------
                                        Daniel Collins



                                        ------------------------------------
                                        Thomas G. Collison

                                        CPC ACQUISITION CORP.


                                        By:
                                            --------------------------------
                                            Name:
                                            Title:



                                        ------------------------------------
                                        George R. Eisele



                                        ------------------------------------
                                        Martin L. Felde



                                        ------------------------------------
                                        Joe M. Glick



                                        ------------------------------------
                                        Grech Family Limited Partnership



                                        ------------------------------------
                                        Bernice M. Hazell



                                        ------------------------------------
                                        David A. Hosokawa



                                        ------------------------------------
                                        Lance Johnson

                                        ------------------------------------
                                        Robert M. Kanne



                                        ------------------------------------
                                        Harold L. Levy



                                        ------------------------------------
                                        Ronald Plotkin



                                        ------------------------------------
                                        Roxane Previty



                                        ------------------------------------
                                        Nancy Rooney



                                        ------------------------------------
                                        J. Christopher Stimac



                                        ------------------------------------
                                        Michael Torrey



                                        ------------------------------------
                                        James J. Treacy



                                        ------------------------------------
                                        Lance Willis

                                        ------------------------------------
                                        John Yocom


                                        YPMS ACQUISITION, INC.



                                        By:
                                            --------------------------------
                                            Name:
                                            Title:


                                        TELEPHONE MARKETING PROGRAMS, INC.
                                        PROFIT SHARING PLAN



                                        By:
                                            --------------------------------
                                            Paul Camara


                                            --------------------------------
                                            Harold Levy


                                            --------------------------------
                                            Thomas G. Collison